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                            M.S.D. & T. FUNDS, INC.
                                (THE "COMPANY")

                             GROWTH & INCOME FUND
                              EQUITY INCOME FUND
                              EQUITY GROWTH FUND
                           INTERNATIONAL EQUITY FUND
                         DIVERSIFIED REAL ESTATE FUND

                         SUPPLEMENT DATED MAY 31, 2000
                    TO PROSPECTUS DATED SEPTEMBER 28, 1999


PORTFOLIO MANAGER CHANGE - EQUITY INCOME FUND

     The sidebar entitled "Portfolio Manager" on page 5 of the Prospectus is amended to read as follows:

     The Fund is managed by George S. Michaels, C.F.A. Mr. Michaels, Senior Vice President of Mercantile, has managed institutional equity portfolios at Mercantile for over 30 years. Mr. Michaels has managed the Fund since March 27, 2000.


PORTFOLIO MANAGER CHANGE - EQUITY GROWTH FUND

     Effective March 27, 2000, Christopher G. Frink, C.F.A. is the person primarily responsible for the day-to-day management of the Fund. See the sidebar entitled "Portfolio Manager" on page 6 of the Prospectus for information on Mr. Frink.


CHANGE IN CAPITAL GAIN DISTRIBUTION POLICY

     The table entitled "Distribution Schedule" in the section entitled "Dividends and Distributions" on page 20 of the Prospectus is revised to provide that capital gains normally will be declared and paid at least semi-annually.